             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                September 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                   CURRENT
         FACE                PRINCIPAL                                                        REALIZED    DEFERRED   PRINCIPAL
CLASS    VALUE               BALANCE          PRINCIPAL       INTEREST       TOTAL            LOSSES      INTEREST   BALANCE
A        1,015,000,000.00    776,080,106.23   37,669,712.05   1,177,054.83   38,846,766.88       0.00       0.00     738,410,394.18
CERT                 0.00              0.00            0.00      19,095.26       19,095.26       0.00       0.00               0.00
TOTALS   1,015,000,000.00    776,080,106.23   37,669,712.05   1,196,150.09   38,865,862.14       0.00       0.00     738,410,394.18


    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                         PRIOR                                                         CURRENT                  CURRENT
                         PRINCIPAL                                                     PRINCIPAL       CLASS    PASS THRU
CLASS     CUSIP          FACTOR          PRINCIPAL      INTEREST      TOTAL            FACTOR                   RATE
A         1266712S4      764.61094210    37.11301680    1.15965993    38.27267673      727.49792530      A      1.820000 %
TOTALS                   764.61094210    37.11301680    1.17847300    38.29148979      727.49792530

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

Investor Floating Allocation Percentage                                                                                  99.48863 %

Investor Distribution Amount                                                                                          38,846,766.88
Note Interest                                                                                                          1,177,054.83
Note Rate                                                                                                                1.820000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,440,950.58
Scheduled Principal Collections Payment Amount                                                                        35,228,761.47
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            37,669,712.05

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            325,028.82
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

Note Principal Balance (before distributions)                                                                        776,080,106.23
Note Principal Balance (after distributions)                                                                         738,410,394.18
Note Factor                                                                                                             0.7274979 %

Asset Balance of Mortgage Loans:                                                                                     744,771,114.06

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

          Delinquent Mortgage Loans
               Group Totals
                                             Principal
          Category            Number         Balance           Percentage
          1 Month               77           2,290,607.65      0.31 %
          2 Month               35             999,121.13      0.14 %
          3 Month               40           1,033,662.76      0.14 %
           Total               152           4,323,391.54      0.59 %

            *     Delinquent Buckets do not include Foreclores or REO Properties

          Bankruptcies
               Group Totals
                                             Principal
                              Number         Balance           Percentage
                                59           1,577,849.90      0.21 %

            *     Bankruptcy Loans are also reflected in Deliquencies.

          Foreclosures
               Group Totals
                                             Principal
                              Number         Balance           Percentage
                                 4             101,719.76      0.01 %

          REO Properties
               Group Totals
                                             Principal
                              Number         Balance           Percentage
                                 2              57,287.23      0.01 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                         14.00
Principal Balance                                                                                                        527,993.00

Subordinated Transferor Collections                                                                                    3,989,068.45

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               3,989,068.45
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                        19,095.26
Transferor Principal Collections                                                                                       6,087,884.56

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         3,734,110.68
Principal Collections - per Servicer Report                                                                           41,316,646.03
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   45,050,756.71


II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                                97,010.01
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,177,054.83
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    37,669,712.05
Transferor Interest Distributed                                                                                           19,095.26
Transferor Principal Distributed                                                                                       6,087,884.56
Total Distributions                                                                                                   45,050,756.71


III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         780,069,174.68
Loan Group Ending Balance                                                                                            744,771,114.06
Change in Balance                                                                                                     35,298,060.62
Principal Collections                                                                                                 41,316,646.03
Liquidation Loss Amount                                                                                                   69,299.15
Additional Balances                                                                                                    6,087,884.56
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                               3,989,068.45
Transferor Principal Balance (Ending)                                                                                  6,360,719.88
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      4,059,139.50
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,059,139.50
Investor Interest Collections                                                                                          3,715,015.42

Begining Balance                                                                                                     780,069,174.68
Principal Collections                                                                                                 40,788,653.03
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              527,993.00
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        41,316,646.03
Total Principal                                                                                                       41,316,646.03
Additional Balances                                                                                                    6,087,884.56
Ending Principal Balance                                                                                             744,771,114.06
Total Collections                                                                                                     45,050,756.71
Alternative Principal Payment                                                                                         35,228,761.47

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

Loans Average Daily Balance                                                                                          779,068,188.33

Weighted Average Loan Rate                                                                                                6.01871 %
Weighted Average Net Loan Rate                                                                                            5.36871 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,316,356.42
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.13 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          137,771.57
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,036,187.08
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.20 %

Loans with Credit Limit Modification - current                                                                         1,031,850.00
Loans with Credit Limit Modification - cumulative                                                                      4,086,074.00
Loans with Credit Limit Modification - % of Initial                                                                          0.41 %

Loans with Gross Margin Modification - current                                                                           401,244.21
Loans with Gross Margin Modification - cumulative                                                                      1,830,736.53
Loans with Gross Margin Modification - % of Initial                                                                          0.18 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                97,010.01
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.5487 %
Excess Spread Rate                                                                                                         3.5487 %
Rolling three month Excess Spread Percentage                                                                               3.7425 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,047,675.33)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                September 15 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.